                                                                    EXHIBIT 99.1

[CATALINA MARKETING(R) LOGO]                                                NEWS

INVESTOR CONTACT:                                          FOR IMMEDIATE RELEASE

Christopher W. Wolf
Chief Financial Officer
(727) 579-5218

Joanne Freiberger
Vice President, Finance
(727) 579-5116

MEDIA CONTACT:
Susan Gear
Executive Director, Marketing
(727) 579-5452

   CATALINA MARKETING REPORTS FINANCIAL RESULTS FOR FIRST QUARTER FISCAL 2005

   QUARTERLY REPORT ON FORM 10-Q FILED TODAY WITH SEC

ST. PETERSBURG, Fl, August 16, 2004 - Catalina Marketing Corporation (NYSE: POS) today reported that the company has filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 with the Securities and Exchange Commission
(SEC). Investors are urged to review the 10-Q for a detailed discussion of the financial results and business descriptions.

For the three-month period ended June 30, 2004, consolidated revenues grew 3.4% to $105.6 million, compared with revenues of $102.2 million reported for the comparable prior year period. The company had consolidated net income of $10.9 million, or $0.21 per diluted share, for the first quarter of fiscal 2005 compared with net income of $4.3 million, or $0.08 per diluted share, for the first quarter of fiscal 2004. On a pro forma non-GAAP basis (to exclude the results of businesses being planned for disposition, as described further below), consolidated revenues increased 15.1% to $95.4 million during the quarter ended June 30, 2004 from $82.9 million during the quarter ended June 30, 2003. Pro forma non-GAAP consolidated net income was $13.4 million for the three months ended June 30, 2004, as compared with $5.6 million of net income for the comparable prior year period.

Pro Forma Non-GAAP Adjustments

The pro forma non-GAAP financial information herein includes the results of the company's on-going business operations and accordingly, excludes the financial results of the business units targeted for divestiture by the company including Direct Marketing Services (DMS), Japan Billboard and Catalina Marketing Research Solutions (CMRS). Investors are urged to review the 10-Q for a detailed discussion of the financial results and business descriptions.

                                       THREE MONTHS ENDED             THREE MONTHS ENDED
                                         JUNE 30, 2004                   JUNE 30, 2003
(IN THOUSANDS)                      REVENUES       NET INCOME       REVENUES       NET INCOME
CATALINA MARKETING SERVICES        $   63,402      $   16,133      $   59,599      $   12,836
CATALINA HEALTH RESOURCE               17,866           1,074          14,466          (1,997)
INTERNATIONAL                          14,246             801           9,111          (1,146)
CORP / ELIM                              (112)         (4,645)           (311)         (4,083)
                                   ----------      ----------      ----------      ----------
   TOTAL STRATEGIC                 $   95,402      $   13,363      $   82,865      $    5,610
                                   ----------      ----------      ----------      ----------
DMS                                $    5,938      $   (1,819)     $   11,812      $     (483)
JAPAN BILLBOARD                         2,921            (181)          3,768          (1,138)
CMRS                                    1,382            (437)          3,767             274
                                   ----------      ----------      ----------      ----------
   TOTAL NON-STRATEGIC             $   10,241      $   (2,437)     $   19,347      $   (1,347)
                                   ----------      ----------      ----------      ----------
CONSOLIDATED                       $  105,643      $   10,926      $  102,212      $    4,263
                                   ==========      ==========      ==========      ==========

Dick Buell, chief executive officer stated, "The results achieved in the first quarter were encouraging, with all business segments outperforming the prior year, except for those non-strategic units that we have targeted for divestiture. We believe these results demonstrate that the company has taken the necessary steps to develop a foundation for future growth."

Mr. Buell continued, "Looking forward to the balance of fiscal 2005, it is important to emphasize that Catalina's management is committed to developing and implementing initiatives that will grow revenues and profitability in the long term. Therefore, in the future, the company does not presently intend to provide guidance in the future as to revenues or earnings expectations. However, having been unable to publicly report results on a regular basis during the past year, Catalina recognizes the importance of providing directional guidance regarding the current fiscal year. To establish a baseline for future comparison, we will refer to numbers that have been adjusted to reflect the planned divestitures of Japan Billboard, DMS and CMRS, as well as the removal of the one-time deferral of revenues resulting from the prior years' revenue recognition adjustments to Catalina Health Resource. With those adjustments, fiscal year 2004 diluted earnings per share was $1.06 and fiscal year 2003 diluted earnings per share was $0.98. Operating income for adjusted fiscal year 2004 reached $89 million and fiscal year 2003 netted out at $90 million. In fiscal year 2004, adjusted revenue rose to $397 million from revenue of $386 million in fiscal year 2003."

Mr. Buell concluded, "Using the adjusted baseline as a point of comparison, fiscal year 2005 is projected to be a solid-performing year with flat revenues and comparable profitability."

Webcast Scheduled

The company also announced that it will host a webcast on Monday, August 16, 2004; at 10:00 a.m. EDT to discuss its financial results as filed in its first quarter 2005 report on Form 10-Q. The webcast may be accessed at

http://www.corporate-ir.net/ireye/ir_site.zhtml?ticker=POS&script=1010&
item_id=926086, and will be available for replay from Monday, August 16, 2004 through Thursday, September 16, 2004.

                         CATALINA MARKETING CORPORATION
                             Selected Financial Data
                    (in thousands, except per share amounts)

                                        THREE MONTHS ENDED JUNE 30    THREE MONTHS ENDED JUNE 30
                                           2004           2004           2003            2003
                                           GAAP        Pro Forma         GAAP          Pro Forma
Revenues                                $  105,643     $   95,402     $  102,212      $   82,865

Direct Operating Expenses                   41,678         33,788         46,805          32,812

Selling, General and Administrative         31,771         28,824         35,619          30,241

Impairment Charge                            1,609             --             --              --

Depreciation and Amortization               12,198         11,552         11,804          11,159
                                        ----------     ----------     ----------      ----------
Income from Operations                      18,387         21,238          7,984           8,653

Other (Income) Expense                         420            393           (198)           (250)

Provision for Income Taxes                   7,041          7,482          3,149           3,293
                                        ----------     ----------     ----------      ----------
Net Income before accounting change         10,926         13,363          5,033           5,610

Cumulative effect of acctg change               --             --           (770)             --
                                        ----------     ----------     ----------      ----------
Net Income after acctg change           $   10,926     $   13,363     $    4,263      $    5,610
                                        ==========     ==========     ==========      ==========

BASIC:

Earnings Per Share                      $     0.21     $     0.26     $     0.08      $     0.11

Weighted Average Shares Outstanding         52,227         52,227         52,536          52,536

DILUTED:

Earnings Per Share                      $     0.21     $     0.26     $     0.08      $     0.11

Weighted Average Shares Outstanding         52,245         52,245         52,569          52,569

                         CATALINA MARKETING CORPORATION
                               Selected Other Data
                    (in thousands, except per share amounts)

                                                                   JUNE 30
                                                             2004              2003
 BALANCE SHEET AND CASH FLOW (IN THOUSANDS):

Cash                                                      $   71,467        $    8,886

Stockholders' Equity                                      $  194,668        $  207,240

Cash Flows from Operating Activities                      $    1,866        $   17,279

 U.S. CORE DOMESTIC BUSINESS:

Number of Stores at Quarter End                               17,607            17,569

Net Stores Installed During Quarter                                3                71

Promotions Printed During Quarter (in millions)                  738               644

Weekly Shopper Reach at Quarter End (in millions)                220               215

 INTERNATIONAL BUSINESS:

Number of Stores at Quarter End                                5,598             4,517

Net Stores Installed During Quarter                               53               448

Promotions Printed During Quarter (in millions)                  187               137

Weekly Shopper Reach at Quarter End (in millions)                 61                48

                         CATALINA MARKETING CORPORATION
           Reconciliation of GAAP to Pro Forma Non-GAAP Net Income (1)
                    (in thousands, except per share amounts)

                                                         NON-GAAP
                                                         PRO FORMA    NON-GAAP
THREE MONTHS ENDED JUNE 30, 2004                GAAP    ADJUSTMENTS  PRO FORMA
                                                ----    -----------  ---------
Revenues                                      $105,643   $ 10,241    $ 95,402

Direct Operating Expenses                       41,678      7,890      33,788

Selling, General and Administrative             31,771      2,947      28,824

Impairment Charge                                1,609      1,609           -

Depreciation and Amortization                   12,198        646      11,552
                                              --------   --------    --------
Income from Operations                          18,387     (2,851)     21,238

Other (Income) Expense                             420         27         393

Provision for Income Taxes                       7,041       (441)      7,482
                                              --------   --------    --------
Net Income (Loss)                             $ 10,926   $ (2,437)   $ 13,363
                                              ========   ========    ========

Earnings per Share, Basic (52,227 shares)     $   0.21   $  (0.05)   $   0.26

Earnings per Share, Diluted (52,245 shares)   $   0.21   $  (0.05)   $   0.26

(1) The non-GAAP pro forma net income results are a supplement to the financial data provided that is based on generally accepted accounting principles (GAAP). These non-GAAP pro forma results reflect adjustments primarily to exclude from operating results the financial statement information for business units that have been identified for divestiture or disposal and as such are not viewed by the company as part of the ongoing business. The company believes this presentation provides useful information to investors because it assists investors in better understanding the company's operations for the quarter. It should be emphasized, however, that these measurements are not a substitution for GAAP-based financial statements.

                         CATALINA MARKETING CORPORATION
           Reconciliation of GAAP to Pro Forma Non-GAAP Net Income (1)
                    (in thousands, except per share amounts)

                                                                        NON-GAAP
                                                                        PRO FORMA    NON-GAAP
THREE MONTHS ENDED JUNE 30, 2003                              GAAP     ADJUSTMENTS   PRO FORMA
                                                              ----     -----------   ---------
Revenues                                                   $ 102,212    $  19,347    $  82,865

Direct Operating Expenses                                     46,805       13,993       32,812

Selling, General and Administrative                           35,619        5,378       30,241

Depreciation and Amortization                                 11,804          645       11,159
                                                           ---------    ---------    ---------
Income from Operations                                         7,984         (669)       8,653

Other (Income) Expense                                          (198)          52         (250)

Provision for Income Taxes                                     3,149         (144)       3,293
                                                           ---------    ---------    ---------
Net Income (Loss) before accounting change                     5,033         (577)       5,610

Cumulative effect of acctg change                               (770)        (770)           -
                                                           ---------    ---------    ---------
Net Income (Loss)after acctg change                        $   4,263    $  (1,347)   $   5,610
                                                           =========    =========    =========
Earnings per Share, Basic (52,536 shares)
                                                           $    0.08    $   (0.03)   $    0.11
Earnings per Share, Diluted (52,569 shares)
                                                           $    0.08    $   (0.03)   $    0.11

(1) The non-GAAP pro forma net income results are a supplement to the financial data provided that is based on generally accepted accounting principles (GAAP). These non-GAAP pro forma results reflect adjustments primarily to exclude from operating results the financial statement information for business units that have been identified for divestiture or disposal and as such are not viewed by the company as part of the ongoing business. The company believes this presentation provides useful information to investors because it assists investors in better understanding the company's operations for the quarter. It should be emphasized, however, that these measurements are not a substitution for GAAP-based financial statements.

                         CATALINA MARKETING CORPORATION
         Reconciliation of GAAP to Pro Forma Non-GAAP Adjusted Basis (1)
                    (in thousands, except per share amounts)

                                               FISCAL YEAR ENDED MARCH 31
CONSOLIDATED REVENUES:                            2004         2003
                                                  ----         ----
GAAP                                           $ 472,950    $ 470,709
Adj. to reconcile GAAP to non-GAAP Pro Forma     (64,318)     (86,861)
CHR revenue adjustment                           (11,558)       1,668
                                               ---------    ---------
Non-GAAP Pro Forma                             $ 397,074    $ 385,516

CONSOLIDATED OPERATING INCOME:                    2004         2003
                                                  ----         ----
GAAP                                           $  12,726    $  92,386
Adj. to reconcile GAAP to non-GAAP Pro Forma      88,091       (4,255)
CHR revenue adjustment                           (11,558)       1,668
                                               ---------    ---------
Non-GAAP Pro Forma                             $  89,259    $  89,799

CONSOLIDATED DILUTED EPS:                         2004         2003
                                                  ----         ----
GAAP                                           $   (0.37)   $    1.00
Adj. to reconcile GAAP to non-GAAP Pro Forma        1.56        (0.04)
CHR revenue adjustment                             (0.13)        0.02
                                               ---------    ---------
Non-GAAP Pro Forma                             $    1.06    $    0.98

(1) The non-GAAP pro forma net income results are a supplement to the financial data that is based on generally accepted accounting principles (GAAP). These non-GAAP pro forma results reflect adjustments primarily to exclude from operating results the financial statement information for business units that have been identified for divestiture or disposal and as such are not viewed by the company as part of the ongoing business, as well as the one-time deferral of CHR revenues resulting from prior years' revenue recognition adjustments. The company believes this presentation provides useful information to investors because it assists investors in better understanding the company's operations for comparability with recurring results for the future. It should be emphasized, however, that these measurements are not a substitution for GAAP-based financial statements.

Based in St. Petersburg, FL., Catalina Marketing Corporation (www.catalinamarketing.com) was founded 20 years ago based on the premise that targeting communications based on actual purchase behavior would generate more effective consumer response. Today, Catalina Marketing combines unparalleled insight into consumer behavior with dynamic consumer access. This combination of insight and access provides marketers with the ability to execute behavior-based marketing programs, ensuring that the right consumer receives the right message at exactly the right time. Catalina Marketing offers an array of behavior-based promotional messaging, loyalty programs and direct-to-patient information. Personally identifiable data that may be collected from the company's targeted marketing programs, as well as its research programs, are never sold or given to any outside party without the express permission of the consumer.

Certain statements in the preceding paragraphs are forward looking, and actual results may differ materially. Statements not based on historic facts involve risks and uncertainties, including, but not limited to, the changing market for promotional activities, especially as it relates to policies and programs of packaged goods and pharmaceutical manufacturers and retailers, government and regulatory statutes, rules, regulations and policies, the effect of economic and competitive conditions and seasonal variations, actual promotional activities and programs with the company's customers, the pace of installation of the company's store network, the success of new services and businesses and the pace of their implementation, the company's ability to maintain favorable client relationships, the timing of the completion of the company's future SEC filings, the outcome and impact of an ongoing SEC investigation into certain of the company's prior fiscal years, and the outcome and impact of the pending shareholder class action and derivative lawsuits.

                                      ###